POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED OCTOBER 19, 2011 TO THE PROSPECTUS DATED FEBRUARY 28, 2011 OF:

PowerShares 1-30 Laddered Treasury Portfolio
PowerShares Build America Bond Portfolio
PowerShares Emerging Markets Sovereign Debt Portfolio
PowerShares Fundamental High Yield® Corporate Bond Portfolio
PowerShares Insured California Municipal Bond Portfolio
PowerShares Insured National Municipal Bond Portfolio
PowerShares Insured New York Municipal Bond Portfolio
PowerShares International Corporate Bond Portfolio
PowerShares Preferred Portfolio
PowerShares VRDO Tax-Free Weekly Portfolio

Effective immediately, on page 49 of the Prospectus, the following sentence is added as a second paragraph under the section "Non-Correlation Risk":

In addition to the above, the Fund's correlation to its Underlying Index may be adversely affected by a low yield environment.

Effective immediately, on page 53 of the Prospectus, the first paragraph under the heading "Principal Investment Strategies" in the section titled "Additional Information About the Fund's Strategies" is hereby deleted and replaced with the following:

Each Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the applicable Underlying Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the applicable Underlying Index; a figure of 1.00 would represent perfect correlation. Another means of evaluating the relationship between the returns of a Fund and its Underlying Index is to assess the "tracking error" between the two. Tracking error means the variation between each Fund's annual return and the return of its Underlying Index, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund's returns versus its Underlying Index's returns.

Each Fund may sell securities that are represented in the applicable Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

Please Retain This Supplement For Future Reference.

P-PS-PRO-STK-9 10/19/11